This is filed pursuant to Rule 497(e).

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUNDS

AllianceBernstein International Premier Growth Fund
File Nos. 333-41375 and 811-08527.

AllianceBernstein Worldwide Privatization Fund
Files Nos. 33-76598 and 811-08426.

Alliance Bernstein New Europe Fund
Files Nos. 33-37848 and 811-06028.

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[LOGO]sm AllianceBernstein Investment
Research and Management Inc.

                                   ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUNDS
                            AllianceBernstein International Premier Growth Fund
                                 AllianceBernstein Worldwide Privatization Fund
                                             Alliance Bernstein New Europe Fund
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Supplement dated February 10, 2005 to the Prospectus dated November 1, 2004 of
AllianceBernstein International Growth Funds offering shares of the above-referenced funds. You should read this Supplement in conjunction with the Prospectus.

AllianceBernstein International Premier Growth Fund

     On February 9, 2005, the Board of Directors of AllianceBernstein International Premier Growth Fund ("IPG") approved a proposal to change IPG's investment objective to reflect an increased focus on, and ability to pursue, growth opportunities, without being limited, as currently, to investing in securities of a limited number of companies. Consistent with the change in its investment objective and to reflect a more research driven investment strategy, the Board of Directors approved a change of IPG's name to "AllianceBernstein International Research Growth Fund" and also approved changes to its investment policies that will further its investment strategies. The change to IPG's investment objective and the changes to the investment policies that are fundamental investment policies require shareholder approval.

     IPG's shareholders of record on February 23, 2005 will receive a proxy statement asking them to vote on the proposals approved by the Board of Directors that require shareholder approval at a meeting of shareholders presently scheduled for April 21, 2005.

     The change to IPG's name and other changes to its investment policies that do not require shareholder approval are contingent upon shareholder approval of the change to its investment objective. In addition, IPG's Board of Directors has approved the acquisition of the assets of AllianceBernstein New Europe Fund and AllianceBernstein All-Asia Investment Fund. The acquisitions are also contingent upon obtaining shareholder approval of the change to IPG's investment objective.

AllianceBernstein New Europe Fund

     On February 9, 2005, the Board of Directors of AllianceBernstein New Europe Fund ("New Europe") approved a proposal to reorganize New Europe into IPG. New Europe will seek shareholder approval of the reorganization. As described above, this proposal is contingent upon IPG's shareholders approving the change to its investment objective. If New Europe's shareholders approve the proposal relating to its reorganization, all of New Europe's assets will be transferred to IPG, and shareholders of New Europe will receive shares of IPG in exchange for their shares.

     New Europe will mail shareholders of record on March 15, 2005 information detailing the proposal relating to its reorganization and requesting them to vote on the proposal at a meeting of shareholders presently scheduled for May 17, 2005. If approved at the meeting, the reorganization is proposed to take place shortly thereafter.

AllianceBernstein Worldwide Privatization Fund

     On February 9, 2005, the Board of Directors of AllianceBernstein Worldwide Privatization Fund ("WWP") approved a change of WWP's name to "AllianceBernstein International Growth Fund" and the elimination of WWP's fundamental policy to invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing or have undergone privatization. The changes are intended to broaden the scope of WWP's investment policies. Although WWP intends to continue investing in attractive privatization opportunities, the proposed elimination of its fundamental 65% investment policy will provide WWP with the flexibility to broaden its investments when these opportunities are not available. The Board of Directors also approved changes to certain of WWP's related investment policies.

     The elimination of WWP's fundamental 65% investment policy requires shareholder approval. WWP's shareholders of record on February 23, 2005 will receive a proxy statement asking them to vote on this and other proposals requiring shareholder approval that are intended to give WWP more investment flexibility at a shareholder meeting presently scheduled for April 21, 2005.

     The change in WWP's name is contingent on shareholder approval of elimination of the 65% investment policy. The name change will become effective 60 days after the date of this notice or upon shareholder approval of the policy, whichever is later.

     For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

     You should retain this Supplement with your Prospectus for future reference.


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Investment Research and Management, Inc.